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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2003


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2003, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2003-5)


                      New Century Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                 333-104454             33-0852169
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                              92612
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243

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                                       -2-

Item 5. Other Events.

                  The consolidated financial statements of Ambac Assurance Corporation (the "Certificate Insurer") and subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the years in the three-year period ended December 31, 2002, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of the Certificate Insurer and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (filed with the Commission on May 15, 2003); the unaudited consolidated financial statements of the Certificate Insurer and subsidiaries as of June 30, 2003 and for the periods ending June 30, 2003 and June 30, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2003 (which was filed with the Commission on August 14, 2003); and the Current Reports on Form 8-K filed with the Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003, April 21, 2003 and July 18,
         2003, as they relate to the certificate insurer, hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-104454) of the Registrant; and (iii) the Prospectus Supplement relating to New Century Home Loan Trust, Series 2003-5, Asset-Backed Certificates, Series 2003-5, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits

(a) Financial Statements. Not applicable.

(b) PRO FORMA Financial Information. Not applicable.

         (c)      Exhibits

                   ITEM 601(a) OF
                   REGULATION S-K
  EXHIBIT NO.      EXHIBIT NO.      DESCRIPTION
  -----------      -----------      -----------
  1                23               Consent of KPMG LLP, independent
                                    auditors'of Ambac Assurance Corporation.



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         NEW CENTURY MORTGAGE
                                         SECURITIES, INC.

                                         By: /s/ Kevin Cloyd
                                            --------------------------------
                                         Name: Kevin Cloyd
                                         Title:   Executive Vice President

Dated: October 16, 2003



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                                  EXHIBIT INDEX

              Item 601 (a) of     Sequentially
 Exhibit      Regulation S-K       Numbered
Number        Exhibit No.          Description              Page
------        -----------          -----------              ----
 1                23               Independent Auditors'     6
                                   Consent